UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 2, 2009
Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square
Suite 1100, Cleveland, Ohio	44113

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-621-6060
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-4.1
EX-10.1
EX-10.2
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
On October 2, 2009, Forest City Enterprises, Inc. (“the Company”), announced that it has entered into separate, privately negotiated exchange agreements under which it will exchange $167.4 million in aggregate principal of the Company’s outstanding 3.625% Puttable Equity-Linked Senior Notes due 2011 (“Existing Notes”). Under the exchange agreements for the Existing Notes, holders received $167.4 million in aggregate principal of new 3.625% Puttable Equity-Linked Senior Notes due 2014 (“New Exchanged Notes”). As part of the transaction, the Company also issued $32.6 million in aggregate principal amount of the Company’s 3.625% Puttable Equity-Linked Senior Notes due 2014 (the “New Issue Notes,” collectively, with the New Exchanged Notes, the “New Notes”) pursuant to separate, privately negotiated purchase agreements. The Company offered the New Notes in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares of the Company’s Class A Common Stock issuable upon a put of the New Notes have been reserved for issuance by the Company and listed on the New York Stock Exchange. The net proceeds from the issuance of the New Issue Notes will be used to pay down debt with earlier maturity dates.
The New Notes will be issued under an indenture between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (“the New Notes Indenture”).
The following table outlines the terms of the New Notes:
New Notes — Summary of Terms

Principal Amount	$200,000,000

Coupon	3.625%, payable semi-annually in arrears on April 15 and October 15 of each year.

Put Value Price	$14.54

Termination Put Value Price	$18.90

Initial Cash Redemption Date	October 15, 2013

Maturity Date	October 15, 2014

Registration Rights	None.

Put by Holders	The New Notes are puttable by holders at any time prior to the earlier to occur of (i) stated maturity of the New Notes and (ii) 20 days after the date the Company first delivers a Put Termination Notice as described below.

Termination of Put Rights	If the Daily VWAP of the Class A Common Stock has equaled or exceeded 130% of the Put Value Price then in effect for at least 20 trading days in any 30 trading day period, the Company may, at its option, elect to terminate the right of the holders to put their New Notes, such termination to be effective on the Put Termination Date (as defined below).

Put by Holders after Put Termination Notice	After the Put Termination Date, holders may not put their New Notes as described above in “Put by Holders.” After the mailing of the Put Termination Notice, holders may elect to put all or a portion of their New Notes at any time prior to the Put Termination Date.

Put Termination Date	The Put Termination Notice will designate an effective date on which the post-termination Put Rights will terminate, which shall be a date at least 20 days after the date of mailing of such Put Termination Notice (such date, a “Put Termination Date”).

Make-whole Payment upon Put After Mailing of Put Termination Notice	Holders electing to put their New Notes after the mailing of a Put Termination Notice will receive a Coupon Make-Whole Payment in an amount equal to the remaining scheduled interest payments attributable to such New Notes from the applicable last interest payment date through and including October 15, 2013.

The Company may, at its option, make the Coupon Make-Whole Payment in cash, Class A Common Stock, or a combination thereof. In the event that the Company elects to make any portion of the Coupon Make-Whole Payment in Class A Common Stock, the Class A Common Stock will be valued at 95% of the Termination Put Value Price.

Payment upon Put	The amount payable upon a put of the New Notes is payable in Class A Common Stock of the Company, except for cash paid in lieu of fractional shares.

Limitation on Number of Shares of Class A Common Stock Issuable to a Related Party upon Put	Unless the Company shall have received shareholder approval to issue the New Notes, including approval of the issuance of the underlying shares of Class A Common Stock (which the Company has no obligation to seek), the Company will not issue any shares of Class A Common Stock pursuant to the New Notes Indenture upon a put of the New Notes by a Related Party (as such term is defined in Section 312.03 of the Listed Company Manual of the New York Stock Exchange) if the amount of shares of Class A Common Stock required to be issued to such Related Party would exceed 1% of the outstanding Class A Common Stock or voting power of the Company prior to the issuance.

Qualification under Trust Indenture Act	As of the date of execution, the New Notes Indenture will not be qualified under the TIA.
The foregoing description of the terms of the New Notes and the New Notes Indenture is qualified in its entirety by reference to the full text of the form of New Notes Indenture and the form of New Note filed as Exhibit 4.1 to this Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Certain information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.
The New Notes will be senior unsecured obligations and will rank equally with all of the Company’s existing and future senior debt and senior to all its future subordinated debt and will be structurally subordinated to all existing and future indebtedness and other liabilities of the Company’s subsidiaries. In addition, the New Notes will be effectively subordinated to all of the Company’s existing and future secured debt to the extent of the collateral securing such debt.
The New Notes are subject to acceleration upon the occurrence of an “event of default” as set forth in the New Notes Indenture, which consists generally of (1) default in any payment of interest on any New Note when due if such default continues for a period of 30 days, (2) default in the payment of principal of or any other amount under any New Note when due and payable, (3) failure to deliver shares of Class A common stock (or cash in lieu of fractional shares) upon a put of the New Notes, (4) failure to comply with other covenants and agreements contained in the New Notes Indenture, subject in certain cases to notice thereof and the opportunity to cure such failures, (5) certain defaults under other debt obligations of the Company, and (6) certain events of bankruptcy, insolvency or reorganization of the Company or any of its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X under the Securities Act).
The foregoing description of the terms of the New Notes Indenture and the New Notes is qualified in its entirety by reference to the full text of the form of New Notes Indenture and form of New Note filed as Exhibit 4.1 to this Form 8-K.
Item 3.02. Unregistered Sales of Equity Securities.
The information required by Item 3.02 is contained in Item 1.01 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Form of Indenture to be entered into between Forest City Enterprises, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, including as Exhibit A thereto, the Form of 3.625% Puttable Equity-Linked Senior Note due 2014

10.1	Form of Exchange Agreement

10.2	Form of Purchase Agreement

99.1	Press release dated October 2, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.
Date: October 2, 2009	By:	/s/ ROBERT G. O’BRIEN
	Name:	Robert G. O’Brien
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Indenture to be entered into between Forest City Enterprises, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, including as Exhibit A thereto, the Form of 3.625% Puttable Equity-Linked Senior Note due 2014

10.1	Form of Exchange Agreement

10.2	Form of Purchase Agreement

99.1	Press release dated October 2, 2009